Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Business Combination Disclosure [Text Block]
Acquisitions

Amorcyte Acquisition

On 10/17/2011 (the “Closing Date”), Amo Acquisition Company I, Inc. (“Subco”), a newly-formed wholly-owned subsidiary of NeoStem, Inc. (“NeoStem” or the “Company”), merged (the “Amorcyte Merger”) with and into Amorcyte, Inc., a Delaware corporation (“Amorcyte”), in accordance with the terms of the Agreement and Plan of Merger, dated as of July 13, 2011 (the “Amorcyte Merger Agreement”), among NeoStem, Amorcyte, Subco, and Amo Acquisition Company II, LLC (“Subco II”). As a result of the consummation of the Amorcyte Merger, Amorcyte is now a wholly-owned subsidiary of NeoStem. Amorcyte is a development stage cell therapy company focusing on novel treatments for cardiovascular disease.

Pursuant to the terms of the Amorcyte Merger Agreement, all of the shares of Amorcyte common stock and Amorcyte Series A Preferred Stock and all options and warrants to acquire equity of Amorcyte, issued and outstanding immediately prior to the effective time of the Amorcyte Merger (the “Effective Time”), were by virtue of the Amorcyte Merger cancelled and converted into the right to receive, in the aggregate:

i.
5,843,483 shares of NeoStem Common Stock (reflecting certain adjustments taken at the closing, and subject to further adjustment following the closing in accordance with the Amorcyte Merger Agreement) (the “Base Stock Consideration”);

ii.
the right to receive 4,092,768 shares of NeoStem Common Stock (the “Contingent Shares”, and together with the Base Stock Consideration, the “Stock Consideration”), which Contingent Shares will be issued only if certain specified business milestones (described below) are accomplished;

iii.
warrants to purchase 1,881,008 shares of NeoStem Common Stock exercisable over a seven (7) year period at an exercise price of $1.466 per share (the “Warrants”) (such Warrants are redeemable in certain circumstances, and transfer of any shares of NeoStem Common Stock issued upon exercise of the Warrants will be restricted until one year after the Closing Date); and

iv.
earn out payments equal to 10% of the net sales of Amorcyte’s lead product candidate AMR-001 (in the event of and following the date of first commercial sale of AMR-001), provided that in the event NeoStem sublicenses AMR-001, the applicable earn out payment will be equal to 30% of any sublicensing fees, and provided further that NeoStem will be entitled to recover direct out-of-pocket clinical development costs not previously paid or reimbursed and any costs, expenses, liabilities and settlement amounts arising out of claims of patent infringement or otherwise challenging Amorcyte’s right to use intellectual property, by reducing any earn out payments due by 50% until such costs have been recouped in full (the “Earn Out Payments”).

In accordance with the Amorcyte Merger Agreement, NeoStem has deposited into an escrow account with the escrow agent (who is initially NeoStem’s transfer agent), 5,843,483 shares of NeoStem Common Stock for eventual distribution to the former Amorcyte stockholders (subject to further adjustment following the closing, including in connection with any indemnification claims of NeoStem, all in accordance with the Amorcyte Merger Agreement).

The Contingent Shares will be issued to the former Amorcyte stockholders only if certain business milestones are achieved, as follows:

•
One-third of the Contingent Shares (1,364,256 shares) will be issued upon (a) the completion of Phase 2 clinical trial for Amorcyte’s product candidate AMR-001 and (b) issuance of a statistically significant analysis demonstrating satisfaction of the primary clinical end points from the Phase 2 clinical trial, which primary clinical endpoints are described in the Phase 2 clinical trial protocol submitted by Amorcyte to the FDA on July 5, 2011.

•	One-third of the Contingent Shares will be issued following a Type B End of Phase 2/Pre-Phase 3 meeting with the FDA wherein AMR-001 is acknowledged in writing by the FDA to be ready for Phase 3.

•	The remaining one-third of the Contingent Shares will be issued upon the first dosing of the first patient in the pivotal Phase 3 clinical study for AMR-001.

The merger consideration described above will be distributed to Amorcyte’s former securityholders consistent with applicable liquidation preferences contained in Amorcyte’s governing documents, all in accordance with the Amorcyte Merger Agreement.

The fair value of the net assets acquired in the Amorcyte Merger was $4.4 million. The fair value of the consideration paid by NeoStem was valued at $8.5 million, resulting in the recognition of goodwill in the amount of $4.1 million. The consideration paid was comprised of equity issued and the earn out payments. The fair value of the equities issued by NeoStem included 5,843,483 shares of NeoStem Common stock valued at $3.7 million, the right to receive 4,092,768 shares of NeoStem Common Stock valued at $940,000, and NeoStem warrants to purchase up to 1,881,008 shares valued at $673,600. The right to receive NeoStem Common Stock and warrants is contingent upon the accomplishment of a certain milestones. Such contingent consideration has been classified as equity and will not be subject to remeasurement. The fair value of the earn out payments was valued at $3.1 million. The earn out is contingent upon future net sales upon the first commercial sale of AMR-001. Such contingent consideration has been classified as a liability and will be subject to remeasurement. The contingent consideration is based on earn out payments equal to 10% of the net sales of Amorcyte’s lead product candidate AMR-001 (in the event of and following the date of first commercial sale of AMR-001). The Company will be entitled to recover direct out-of-pocket clinical development costs not previously paid or reimbursed and any costs, expenses, liabilities and settlement amounts arising out of claims of patent infringement or otherwise challenging Amorcyte’s right to use intellectual property, by reducing any earn out payments due by 50% until such costs have been recouped in full (the “Earn Out Payments”). There were no changes in contingent consideration fair value as of December 31, 2011.

The preliminary fair value of assets acquired and liabilities assumed on October 17, 2011 is as follows (in thousands):

Cash	$92.9
Prepaid Expenses	178.2
In Process R&D	9,400.0
Goodwill	4,104.5
Accounts Payable & Accrued Liabilities	1,177.1
Deferred Tax Liability	3,774.7
Amount Due Related Party	340.4

The total cost of the acquisition, which is still preliminary, has been allocated to the assets acquired and the liabilities assumed based upon their estimated fair values at the date of the acquisition. The final allocation is pending the receipt of this valuation work and the completion of the Company’s internal review, which is expected during fiscal 2012.
For the period since the acquisition (October 17 – December 31, 2011), NeoStem recorded a net loss of approximately $854,100 or $0.01 basic and diluted loss per share attributable to Amorcyte.

PCT Acquisition
On 1/19/2011 (the “Closing Date”), NBS Acquisition Company LLC (“Subco”), a newly formed wholly-owned subsidiary of NeoStem, merged (the “PCT Merger”) with and into Progenitor Cell Therapy, LLC, a Delaware limited liability company (“PCT”), with PCT as the surviving entity, in accordance with the terms of the Agreement and Plan of Merger, dated September 23, 2010 (the “PCT Merger Agreement”), among NeoStem, PCT and Subco. As a result of the consummation of the PCT Merger, NeoStem acquired all of the membership interests of PCT, and PCT is now a wholly-owned subsidiary of NeoStem.

Pursuant to the terms of the PCT Merger Agreement, all of the membership interests of PCT outstanding immediately prior to the effective time of the PCT Merger were converted into the right to receive, in the aggregate, (i) 10,600,000 shares of the common stock, par value $0.001 per share, of NeoStem (the “NeoStem Common Stock”) (reflecting certain final price adjustments agreed to at the closing) and (ii) warrants to purchase an aggregate 3,000,000 shares of NeoStem Common Stock as follows:

i.
common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock, exercisable over a seven year period at an exercise price of $7.00 per share (the “$7.00 Warrants”), and which will vest only if a specified business milestone (described in the PCT Merger Agreement) is accomplished within three (3) years of the Closing Date of the PCT Merger; and

ii.	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year term at an exercise price of $3.00 per share (the “$3.00 Warrants”); and

iii.
common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year period at an exercise price of $5.00 per share (the “$5.00 Warrants” and, collectively with the $7.00 Warrants and the $3.00 Warrants, the “Warrants”).

The Warrants are redeemable in certain circumstances. Transfer of the shares issuable upon exercise of the Warrants is restricted until the one year anniversary of the Closing Date.

The fair value of the net assets acquired in the PCT Merger was $10.2 million. The fair value of the equity issued as consideration by NeoStem was valued at $17.2 million resulting in the recognition of goodwill in the amount of $7.0 million. The fair value of the equities issued by NeoStem included 10,600,000 shares of NeoStem Common stock valued at $15.9 million and NeoStem warrants to purchase up to 3,000,000 shares valued at $1.3 million. A portion of the consideration paid is contingent upon the accomplishment of a certain milestone for the $7.00 Warrants. Such contingent consideration totaled $70,000, and was determined using a Black-Scholes valuation and probability of success factor, and has been classified as equity and will not be subject to remeasurement. The goodwill that has been created by this acquisition is reflective of values and opportunities of utilizing PCT’s cell collection, processing and storage (cell banking) resources and production capacities, as mentioned above.

The fair value of assets acquired and liabilities assumed on January 19, 2011 is as follows (in thousands):

Cash	$227.9
Accounts Receivable	451.4
Other Current Assets	166.2
Property, Plant & Equipment	11,755.0
Intangibles	5,700.0
Goodwill	7,013.5
Other Assets	581.9
Accounts Payable	1,370.9
Other Liabilities	540.5
Amount Due Related Party	3,000.0
Mortgages Payable	3,784.6

For the period since the acquisition (January 19-December 31, 2011), NeoStem recorded $9,685,400 in revenues and a net loss of approximately $3.7 million or $0.04 basic and diluted loss per share attributable to PCT.

Amorcyte and PCT Combined Pro Forma Financial Information
The following supplemental table presents unaudited consolidated pro forma financial information as if the closing of the acquisitions of Amorcyte and PCT had occurred on January 1, 2010 (in thousands, except per share amounts):

	Year Ended December 31,		Year Ended December 31,
	2011	2011	2010	2010
	(As Reported)	(Pro Forma)	(As Reported)	(Pro Forma)

Revenues	$10,050	$10,322	$181	$12,549
Cost of revenues	8,647	8,923	—	8,739
Gross profit	1,403	1,400	181	3,810
Research and development	7,721	7,964	6,008	6,205
Selling, general, and administrative	27,687	29,473	19,468	26,511
Goodwill impairment	—	—	558	558
Operating loss	(34,005)	(36,037)	(25,854)	(29,464)
Other income (expense), net	(562)	(548)	44	(363)
Net loss from continuing operations	(34,566)	(36,586)	(25,809)	(29,827)
(Loss) income from discontinued operations - net	(22,017)	(22,017)	6,412	6,412
Net loss	(56,583)	(58,602)	(19,397)	(23,415)
Less – net income attributable to noncontrolling interests	(9,448)	(9,448)	3,909	3,909
Preferred dividends	640	640	238	238
Net loss attributable to NeoStem, Inc. common shareholders	$(47,774)	$(49,794)	$(23,544)	$(27,561)
Basic and diluted loss per share	$(0.54)	$(0.53)	$(0.46)	$(0.40)
Weighted average common shares outstanding	88,599	93,793	51,632	68,076

The unaudited supplemental pro forma financial information should not be considered indicative of the results that would have occurred if the acquisitions of Amorcyte and PCT had been consummated on January 1, 2010, nor are they indicative of future results.

Athelos
Athelos Corporation (“Athelos”) is a subsidiary of PCT pursuing the development of T regulatory cells (TRegs) as a therapeutic to treat disorders of the immune system. Pursuant to a Stock Purchase and Assignment Agreement dated March 28, 2011, Athelos issued approximately 20% of its shares to Becton Dickinson and Company (“BD”) in exchange for the rights to certain intellectual property relating to TRegs that BD owned pursuant to a license agreement between the University of Pennsylvania (“Penn”) and BD dated September 28, 2005 (the “Penn License”), and a license agreement between ExCell Therapeutics, LLC and BD dated September 16, 2005, as amended August 31, 2007 (the “ExCell License”). Pursuant to a Stock Purchase and Assignment Agreement dated March 28, 2011, Athelos took assignment from BD of its rights and obligations under the Penn License and the ExCell License, including, among other things, obligations to pay royalties on net sales of licensed products, maintenance fees and milestones on initiation of clinical trial stages, license application filings and regulatory approvals. As expressly anticipated by the parties, Athelos replaced the assignment of the Penn License with two new direct licenses: The Amended and Restated Patent License Agreement between Penn and Athelos dated September 12, 2011, and the Patent License Agreement between Penn, Athelos and the University of Minnesota dated September 12, 2011. Pursuant to the Stockholders’ Agreement dated March 28, 2011, Athelos, PCT and BD have agreed, that, among other things, BD will have certain anti-dilution protection for the first $5 million of new investment in Athelos and certain board of directors’ observer rights. BD has assigned to Athelos, and Athelos assumed, all rights, title, interest and obligations of BD under a consulting agreement dated as of September 16, 2005 between David Horwitz, M.D. and BD, to be paid retroactively beginning as of January 1, 2011, for services rendered in advancing the Athelos TReg research and development platform. PCT had preliminarily valued BD’s share of the contributed intellectual properties in the quarter ended March 31, 2011 at $927,000. The acquisition of contributed intellectual properties did not qualify as a business combination, did not reach technological feasibility, and did not have any future alternative use. As a result, the Company characterized this acquired intangible asset as in-process research and development as expense within research and development expense.
In the quarter ended September 30, 2011, PCT finalized its valuation of the intellectual properties received, and revised the fair value to $1,150,000, which is recorded as expense within research and development expense for the year ended December 31, 2011.